SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2003

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SPARTON CORPORATION

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation)	1-1000 (Commission File Number)	38-1054690 (IRS Employer Identification No.)

2400 E. Ganson Street, Jackson, Michigan (Address of principal executive offices)	49202 (Zip Code)

Registrant’s telephone number, including area code (517) 787-8600

ITEM 5. OTHER EVENTS

On July 29, 2003, Sparton Corporation, an Ohio Corporation (the “Company”) issued a press release announcing it is in the exploratory stages of developing a plan to expand its manufacturing operations in Southeast Asia.

The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

Exhibit 99.1	Press Release, dated July 29, 2003 issued by Sparton Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

/s/ David W. Hockenbrocht David W. Hockenbrocht Chief Executive Officer July 30, 2003

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 29, 2003 issued by Sparton Corporation.